SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: March 9, 2004
                        (Date of earliest event reported)

                               The viaLink Company
             (Exact name of Registrant as specified in its Charter)


          Delaware                  000-21729                  73-1247666
(State or other jurisdiction (Commission File Number)       (I.R.S. Employer
       of incorporation)                                  Identification Number)

                 13155 Noel Road, Suite 700, Dallas, Texas 75240
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 934-5500


Item 5.  Other Events and Regulation FD Disclosure

     The viaLink Company (OTCBB: VLNK), the leading provider of data synchronization and scan based trading services to the retail supply chain, today announced its fourth quarter 2003 results.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 The viaLink Company

Date: March 9, 2004              By:  /s/ Brian Carter
                                      ----------------
                                      Brian Carter
                                      Vice President and Chief Financial Officer